Other Assets, Net	12 Months Ended
Dec. 31, 2013
OTHER ASSETS, NET: [Abstract]
Other Assets, Net

14. OTHER ASSETS, NET:

	As of December 31, (in thousands)
	2012	2013
Prepayment for an office building	$126,004	$—
Prepayment for Sohu services	10,138	259
Deferred tax assets, net	2,771	958
Employee advance	—	4,796
Accrued interest income	2,229	1,132
Others	661	915

Total	$141,803	$8,060

In August 2010, the Group entered into a contract for the purchase and development of an office building of approximately 56,549 square meters in Beijing to serve as its headquarters. In accordance with the contract, the Group had paid $126.0 million to the property developer through December 31, 2012. The Group put the office building in service in December 2013.